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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): August 27, 1998

          VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of July 26, 1998, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998C).

                          CLAYTON HOMES, INC.
             --------------------------------------------
                 VANDERBILT MORTGAGE AND FINANCE, INC.


  Clayton Homes, Inc. - Del.
     Vanderbilt-Tennessee               333-43583                62-0997810
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

  500 Alcoa Trail
Maryville, Tennessee                                                37804
--------------------                                        --------------------
(Address of Principal                                            (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code: (423) 380-3000

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  Former Address:

  4726 Airport Highway, Louisville, Tennessee 37777
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Item 5.  Other Events
         ------------
         On August 27, 1998, Vanderbilt Mortgage and Finance, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 26, 1998 (the "Pooling and Servicing Agreement"), by and among, the Company, as seller and servicer, Clayton Homes, Inc., as provider of the limited guarantee ("CHI"), and The Chase Manhattan Bank, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99. The Pooling and Servicing Agreement, dated as of July 26, 1998, by and among, the Company, CHI and the Trustee, providing for the issuance of the Certificates.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.




By:  /s/ David R. Jordan
     -------------------
     Name:  David R. Jordan
     Title: Vice President/ Controller

CLAYTON HOMES, INC.


By:  /s/ Kevin T. Clayton
     --------------------
     Name: Kevin T. Clayton
     Title: President


Dated: September 11, 1998


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                                  Exhibit Index

Exhibit                                                                     Page

99        Pooling and Servicing Agreement                                     6